Debt Securities Issued	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about borrowings [abstract]
Debt Securities Issued
17.
Debt securities issued

	Currency	Maturity date	Nominal interest rate %	2022	2023

Third bond program – first issue	KZT	January 2025	9.90	51,045	51,048
Third bond program – second issue	KZT	January 2024	9.80	48,418	48,420
Third bond program – third issue	KZT	January 2023	9.70	40,915	-

Total debt securities issued				140,378	99,468

As at 31 December 2022 and 2023, accrued interest of KZT 5,620 million and KZT 3,998 million, respectively, was included in debt securities issued. All debt securities issued are recorded at amortized cost. The Group did not have any defaults or other breaches with respect to its debt securities issued as at 31 December 2022 and 2023.